Exhibit 10.6

Certain identified information in this Agreement denoted with “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and of the type that the registrant treats as private and confidential.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND ANY SECURITY ISSUED ON EXERCISE HEREOF MUST NOT TRADE THE SECURITY BEFORE MAY 31, 2026.

THE SECURITIES ISSUABLE UPON THE EXERCISE OF CERTAIN RIGHTS DESCRIBED IN THIS PUT, CALL AND EXCHANGE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES ISSUABLE UPON THE EXERCISE OF CERTAIN RIGHTS DESCRIBED HEREIN MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, SUCH SECURITIES MAY ONLY BE TRANSFERRED IF THE COMPANY HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

PUT, CALL AND EXCHANGE AGREEMENT

This Put, Call and Exchange Agreement (this “Agreement”), dated as of January 30, 2026 (the “Effective Date”), by and among Lithium Nevada Ventures LLC, a Delaware limited liability company (the “JV”), Lithium Americas Corp., a British Columbia corporation (“LAC Parent”), 1339480 B.C. Ltd., a British Columbia corporation (“B.C. Corp”), LAC US Corp., a Nevada corporation (“LAC US”), General Motors Holdings LLC, a Delaware limited liability company (“GM”), and the United States Department of Energy, an agency of the United States of America (the “DOE”, and each of the DOE, GM, LAC US, B.C. Corp, LAC Parent, and the JV, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, pursuant to Section 8(c) of that certain Omnibus Waiver, Consent and Amendment No. 2 dated October 7, 2025, with an effective date of October 10, 2025, by and among Lithium Nevada LLC (“LN”), LAC Parent, B.C. Corp., LAC US, the JV, Lithium Nevada Projects LLC (“LNP”), Citibank, N.A., and the DOE (as amended), LN is required to deliver to the DOE, among other deliverables, by no later than January 31, 2026, a copy, duly executed and delivered by each party thereto, of each of (i) penny warrants at LAC Parent in favor of the DOE with respect to 5% of the common equity in LAC (as such warrant may be amended, the “LAC Parent Warrant”), (ii) penny warrants at the JV in favor of the DOE with respect to 5% of the economic interests in the JV with certain put and call rights and a conversion feature to equity at LAC Parent (as such warrant may be amended, the “JV Warrant”), and (iii) an amendment to the LLC Agreement (as defined below).

WHEREAS, on the Effective Date, (i) (a) LAC Parent issued the LAC Parent Warrant to B.C. Corp, (b) B.C. Corp contributed the LAC Parent Warrant as a capital contribution to LAC US, (c) LAC US contributed the LAC Parent Warrant as a capital contribution to the JV, (d) the JV contributed the LAC Parent Warrant as a capital contribution to LNP, (e) the JV issued the JV Warrant to LNP, and (f) LNP contributed each of the LAC Parent Warrant and the JV Warrant as a capital contribution to LN; (ii) LN subsequently assigned each of the LAC Parent Warrant and the JV Warrant to the DOE; and (iii) the JV, LAC US, and GM entered into that certain Second Amended and Restated Limited Liability Company Agreement of the JV (the “LLC Agreement”), which sets forth, among other things, the rights, preferences, and privileges of the Non-Voting Units (as defined in the LLC Agreement) to be issued upon exercise of the JV Warrant;

WHEREAS, in connection with the JV Warrant and the execution of the LLC Agreement, the Parties desire to enter this Agreement to, among other things, set forth certain rights and obligations of the Parties with respect to the JV Warrant and the Non-Voting Units and/or Additional LAC Parent Warrant (as defined below) issued or issuable upon conversion thereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

Article I.

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the LLC Agreement. For purposes of this Agreement:

“Additional LAC Parent Warrant” means a warrant to purchase LAC Parent Shares in substantially the same form as the LAC Parent Warrant, with an expiration occurring at Expiration Time (as defined in the LAC Parent Warrant). If the LAC Parent Warrant has already been exercised when the Additional LAC Parent Warrant is issued or deemed to be issued, the Additional LAC Parent Warrant shall automatically be exercised, on a cashless basis as provided in Section 2.2 thereof upon its issuance, without any further action required by any party.

“Certificate of Incorporation” means that certain Certificate of Incorporation of LAC Parent, dated as of January 23, 2023.

“DOE Fully Diluted Units” means, without duplication, the sum of (i) the number of Non-Voting Units in the JV evidenced by the JV Warrant and (ii) the number of outstanding Non-Voting Units held by the DOE in the JV as a result of the exercise of the JV Warrant.

“LAC Parent Shares” means common shares, no par value per share, in LAC Parent.

“Scheduled Substantial Completion Date” has the meaning set forth in the DOE Loan.

“Substantial Completion Date” has the meaning set forth in the DOE Loan.

“Warrant Conversion Rate” means as of the time of determination, the product of (i) 100 multiplied by (ii) the quotient obtained by dividing (A) the DOE Fully Diluted Units, by (B) the number of outstanding Units in the JV held by LAC US plus the DOE Fully Diluted Units.

“Warrant Sale Price” means as of the time of determination, the then fair market value of the JV Warrant and any Non-Voting Units issued upon conversion thereof as mutually determined in good faith by GM and the DOE.

Section 1.02 Construction.

(a) Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and defined terms herein shall apply equally to both the singular and plural forms and to correlative forms of the terms defined. The words “includes” or “including” shall mean “including without limitation”, the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import shall refer to this Agreement and not to any particular subdivision hereof unless expressly so limited, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if,” and the word “or” shall have the inclusive meaning represented by the phrase “and/or.” All references to “Articles” and “Sections” shall refer to articles and sections of this Agreement unless otherwise specified, and all references to “clauses” shall be to separate clauses of the section or subsection in which the reference occurs. All references to any Person shall include references to such Person’s successors and permitted assigns, and in the case of any Governmental Authority, to any Person(s) succeeding to its functions and capacities, all references to any Affiliate of any Person include references to such Person’s Affiliates at the time of determination, all references to any contract, agreement or other instrument (including this Agreement) or law shall refer to such contract, agreement, instrument or law as amended, modified or supplemented from time to time in accordance with its terms, as applicable, and in effect at any given time (and, in the case of any law, to any successor provisions), and all references to any federal, state, local or foreign law shall be deemed also to refer to all rules, regulations and exemptions promulgated thereunder. The terms “dollars” and “$” means U.S. dollars, the lawful currency of the United States. Any reference in this Agreement to a “day” or a number of “days” (without explicit reference to “Business Days”) shall be interpreted as a reference to a calendar day or number of calendar days. For all purposes of this Agreement, if any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day. When any provision of this Agreement authorizes any action, consent, approval, election, decision or determination by any Party, unless and to the extent such provision of this Agreement expressly qualifies such authorization, such authorization shall include the authority of such Party to exercise its sole and absolute discretion in respect of such action, consent, approval, election, decision or determination; provided, that such Party will at all times exercise such discretion in accordance with the implied contractual covenant of good faith and fair dealing and the exercise of such discretion authorized by this Agreement shall be presumed to have met the standard of good faith and fair dealing, which presumption may be rebutted by evidence to the contrary.

(b) Each Party acknowledges that it and its attorneys and other advisers have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party or any similar rule operating against the drafter of an agreement shall not be applicable to the construction or interpretation of this Agreement.

Article II.

AGREEMENT OF THE PARTIES

Section 2.01 Put and Exchange Right.

(a) Exercise of Right. At any time when either the JV Warrant or any Non-Voting Units are held by the DOE, the DOE shall have the option, in the DOE’s sole discretion, to provide GM (with a copy to the JV) with a written notice (a “Put Notice”) requiring that GM elect to, in GM’s sole discretion, either (i) purchase, or cause the JV to purchase, all, but not less than all, of the JV Warrant and any Non-Voting Units issued upon conversion thereof at the Warrant Sale Price (a “Warrant Sale”), or (ii) subject to applicable exchange approvals and securities laws, cause all, but not less than all, of the JV Warrant and any Non-Voting Units issued upon conversion thereof to be exchanged, in accordance with Section 2.01(d), for an Additional LAC Parent Warrant (a “Warrant Exchange”) representing a number of LAC Parent Shares determined pursuant to Section 2.01(d). For the avoidance of doubt, if written notice by the DOE in connection with the exercise of the LAC Parent Warrant is delivered to the JV in accordance with Section 2 of the LAC Parent Warrant, such written notice shall also be deemed to be a Put Notice for purposes of this Section 2.01(a), so long as such notice contains the proposed Warrant Sale Price at which the DOE is willing to effect the Warrant Sale, and, upon receipt of such deemed Put Notice, GM shall negotiate in good faith with the DOE in order to determine the Warrant Sale Price. Within the earlier of ten (10) Business Days after the Warrant Sale Price is mutually determined by GM and DOE, and sixty (60) days after the Put Notice was delivered to GM, GM shall respond in writing to the DOE (with a copy to the JV) whether it elects to effect a Warrant Sale or Warrant Exchange (a “Put Notice Response”); provided, that GM’s ability to cause a Warrant Sale between the DOE and the JV pursuant to clause (i) of this Section 2.01(a) is subject to either (x) GM funding the applicable purchase for the JV Warrants and any Non-Voting Units issued upon conversion thereof to the JV as a non-pro rata Capital Contribution in exchange for the issuance of additional Units in accordance with Section 3.3 of the LLC Agreement or (y) the consent of LAC Parent, in its sole discretion. In the event that GM and the DOE are unable to agree in good faith on the applicable Warrant Sale Price within sixty (60) days of the delivery of the Put Notice, or if the Warrant Sale has not been consummated for any reason within ninety (90) days of the delivery of the Put Notice, then notwithstanding GM’s right to elect to cause a Warrant Sale pursuant to clause (i) of this Section 2.01(a), the Parties shall, subject to applicable exchange approvals and securities laws, cause a Warrant Exchange pursuant to clause (ii) of this Section 2.01(a) to occur. In the event that GM fails to deliver a Put Notice Response within ten (10) Business Days after the Warrant Sale Price is mutually determined by GM and DOE, it shall be deemed to have elected to cause a Warrant Exchange pursuant to clause (ii) of this Section 2.01(a) to occur. In the event that a Warrant Exchange cannot be undertaken as a result of a failure to obtain the applicable exchange approvals or is not allowed under the applicable securities laws, as applicable, LAC Parent and the DOE shall cooperate in good faith and use commercially reasonable efforts to resolve such restrictions or failure to obtain the applicable exchange approvals with respect to such Warrant Exchange, and LAC Parent and the DOE shall consummate a Warrant Exchange as soon as practicable once any applicable exchange approval is received or any restrictions under applicable securities laws are resolved.

(b) Deliveries; Additional Compliance. In connection with the exercise of an election set forth in Section 2.01(a) and the consummation of such Warrant Sale or Warrant Exchange, as applicable, (i) GM, LAC Parent, LAC US, or the JV, as applicable, shall receive from the DOE a representation and warranty that the DOE has good and marketable title to the JV Warrant or the Non-Voting Units to be redeemed, purchased or exchanged, free and clear of all liens, claims and other encumbrances on the date of the consummation of such redemption and purchase and (ii) the DOE shall (A) take all actions required to consummate such Warrant Sale or Warrant Exchange, as applicable, and (B) timely execute and deliver, and comply with the terms of, the definitive documentation relating to such Warrant Sale or Warrant Exchange, as applicable, which may include a release of claims.

(c) Warrant Sale.

(i) Upon GM’s or the JV’s payment in full to the DOE of the consideration required to be paid in connection with the Warrant Sale, all rights of the DOE as a holder of the JV Warrant or the Non-Voting Units, as applicable, the DOE shall have no further rights as a holder of such redeemed or purchased JV Warrant or Non-Voting Units for which GM or the JV made such payment. The payment of such consideration shall be a condition precedent to the consummation of the Warrant Sale.

(ii) GM or the JV, as applicable, shall pay the aggregate Warrant Sale Price by wire transfer of immediately available funds to an account or accounts designated in writing by the DOE to the paying party at least three (3) Business Days prior to the due date for such payment.

(iii) In the event that GM acquires the JV Warrant or any Non-Voting Units pursuant to Section 2.01 or Section 2.02, the JV Warrant and Non-Voting Units shall continue to have the applicable rights and privileges set forth in the JV Warrant and the LLC Agreement for so long as GM holds the JV Warrant or any Non-Voting Units. For the avoidance of doubt, in the event that the JV acquires the JV Warrant or any Non-Voting Units pursuant to Section 2.01 or Section 2.02, such JV Warrant or Non-Voting Units shall be cancelled.

(d) Warrant Exchange.

(i) Promptly following (x) GM’s election to cause a Warrant Exchange in a Put Notice Response delivered in accordance with Section 2.01(a)(ii) (or failure to deliver a Put Notice Response, as applicable) or (y) a Call Right Failure (as defined below), then, subject to applicable exchange approvals and securities laws, (A) LAC Parent shall issue an Additional LAC Parent Warrant to B.C. Corp, (B) B.C. Corp shall promptly transfer such Additional LAC Parent Warrant to LAC US as a capital contribution, and (C) LAC US shall promptly transfer such Additional LAC Parent Warrant to the DOE in exchange for the JV Warrant or the Non-Voting Units issued upon conversion thereof. The Additional LAC Parent Warrant shall be exercisable for a number of LAC Parent Shares that would result in the holder, as of the date of issuance and assuming exercise, holding a percentage of the total issued and outstanding LAC Parent Shares equal to the Warrant Conversion Rate immediately before such Warrant Exchange. As an illustrative example, if as of immediately prior to the Warrant Exchange, GM held [***] Units, LAC US held [***] Units and the DOE held [***] DOE Fully Diluted Units, the Warrant Conversion Rate would be 7.82 and the Additional LAC Parent Warrant would be exercisable for a number of LAC Parent Shares that would result in the holder, as of the date of issuance and assuming exercise, holding 7.82% of the total issued and outstanding LAC Parent Shares. Any such Warrant Exchange shall be consummated pursuant to an exchange agreement on terms reasonably acceptable to each party thereto that include customary fundamental representations and warranties, including as described in Section 2.01(b).

(ii) In the event that LAC Parent (or its Affiliate) acquires the JV Warrant or any Non-Voting Units, pursuant to Section 2.01, the JV Warrant and Non-Voting Units shall continue to have the applicable rights and privileges set forth in the JV Warrant and the LLC Agreement for so long as LAC Parent (or its Affiliate) holds them.

Section 2.02 Call Right. From and after the earlier of the (i) Scheduled Substantial Completion Date and (ii) Substantial Completion Date, GM shall have the right (but not the obligation) to elect, in GM’s sole discretion, to effect or to cause the JV to effect a Warrant Sale on the terms and conditions set forth in Section 2.01(a)(i) (subject to the proviso therein in respect of a Warrant Sale between the DOE and the JV); provided, that, in the event that GM and the DOE are unable to agree in good faith on the applicable Warrant Sale Price within sixty (60) days of the delivery of the Call Notice or if the Warrant Sale has not been consummated for any reason within ninety (90) days of the delivery of the Call Notice (either event, a “Call Right Failure”), then notwithstanding GM’s election to cause a Warrant Sale pursuant to this Section 2.02, subject to applicable exchange approvals and securities laws, the Parties hereto shall cause a Warrant Exchange pursuant to Section 2.01(a)(ii) to occur; provided, however, if a Warrant Exchange cannot be undertaken as a result of a failure to obtain the applicable exchange approvals or is not allowed under the applicable securities laws, as applicable, LAC Parent and the DOE shall cooperate in good faith and use commercially reasonable efforts to resolve such restrictions or failure to obtain the applicable exchange approvals with respect to such Warrant Exchange, and LAC Parent and the DOE shall consummate a Warrant Exchange as soon as practicable once any applicable exchange approval is received or any restrictions under applicable securities laws are resolved. GM may exercise the right set forth in this Section 2.02 by written notice to the JV and the DOE (a “Call Notice”).

Section 2.03 Confidentiality. Each Party (other than DOE), on behalf of itself, its Affiliates and its advisors and designees, agrees that the provisions of this Agreement, and all understandings, agreements and other arrangements between and among the Parties (the “Confidential Information”) will be confidential, and will not be disclosed or otherwise released to any other Person (other than another Party hereto), without the written consent of the other Parties except for disclosures permitted pursuant to Section 13.1 of the LLC Agreement, mutatis mutandis.

Section 2.04 Tax Treatment. To the extent that the Additional LAC Parent Warrant is issued pursuant to Section 2.01(d), the Parties agree that, for U.S. federal (and applicable state and local) income tax purposes, it is intended that the issuance of the Additional LAC Parent Warrant will be treated as (a) the issuance of the Additional LAC Parent Warrant by LAC Parent to B.C. Corp, and (b) the immediate transfer of the LAC Parent Warrant by B.C. Corp to LAC US, each in accordance with the requirements of Treasury Regulations Section 1.1032-3(c), with the resulting tax consequences consistent with the transactions described in Treasury Regulations Section 1.1032-3(b). The Parties hereby agree to file all tax returns in a manner consistent with this Section 2.04 and not to take any position that is inconsistent with this Section 2.04 in connection with any tax proceeding or otherwise, unless otherwise required by applicable law following a final “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended.

Article III.

MISCELLANEOUS

Section 3.01 Term of Agreement. This Agreement comes into effect on the Effective Date and will terminate on the earliest of (x) the date on which the DOE no longer owns the JV Warrant or any Non-Voting Units, (y) the date on which LAC Parent no longer holds a direct or indirect beneficial interest in the JV and (z) the date on which a Parent Change of Control with respect to LAC Parent occurs and, following the consummation of the Parent Change of Control, LAC Parent (or the applicable surviving entity, if other than the LAC Parent) holds material assets in addition to LN; provided that (1) any disposition of the JV Warrant or such Non-Voting Units has taken place in compliance with the JV Warrant, the LLC Agreement and this Agreement (to the extent required in connection with the applicable transaction by the JV Warrant or LLC Agreement), and (2) prior to the consummation of any transaction that could result in the termination of this Agreement pursuant to clause (y) or (z) of this Section 3.01, (i) LAC Parent shall provide written notice to the DOE and GM of the occurrence of such transaction, which notice shall contain a description of such transaction, an express reference to the potential termination of this Agreement pursuant to this Section 3.01 resulting therefrom, and the sixty (60) day time period to exercise DOE’s put rights under Section 2.01 hereof, and (ii) the DOE or GM shall have sixty (60) days after receipt of such written notice to exercise its rights under Section 2.01 or Section 2.02 (in accordance with the express provisions thereof, including all time periods set forth in such sections), as applicable, notwithstanding, in the case of Section 2.02, whether the Scheduled Substantial Completion Date or Substantial Completion Date has occurred, and if the DOE or GM has timely elected to exercise its rights under Section 2.01 or Section 2.02, as applicable, this Agreement shall not be terminated (and the related transaction shall not be consummated) until the Warrant Sale or Warrant Exchange, as applicable, has been consummated pursuant to Section 2.01 or Section 2.02, as applicable. For the avoidance of doubt, nothing in this Section 3.01 limits in any respect any of the obligations that any of the Parties may have pursuant to Section 8.01 of the Affiliate Support Agreement (as defined in the DOE Loan).

Section 3.02 Notices. Any notice or other communication that is required or permitted to be given hereunder shall be sent to or made at the addresses set forth below. All notices shall be in writing and shall be given (i) by personal delivery or overnight courier, (ii) by electronic communication; or (iii) by registered mail. All notices shall be effective and shall be deemed delivered (a) if by personal delivery or by overnight courier, on the date of delivery if delivered before 5:00 p.m. local destination time on a Business Day, otherwise on the next Business Day after delivery, (b) if by electronic communication on the Business Day after receipt of the electronic communication, and (c) if solely by registered mail, on the Business Day after actual receipt. A Party may change its address by written notice to the other Parties.

If to LAC Parent, LAC US, or the JV:

c/o Lithium Americas Corp.

3260-666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

Attention: Jonathan Evans, President and CEO

Email: [***]

with a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

845 Texas Ave, Suite 4700

Houston, TX 77002

Attention: Robert Hughes; Austin White

Email: [***]

If to GM:

General Motors Holdings LLC

1240 Woodward Ave.

Detroit, Michigan

USA 48265

Mail Code: 482-22381-1007

Attention: Kurt Hoffman, Director, Corporate Development

Email: [***]

with a copy (which shall not constitute notice) to:

Attention: Lead Counsel, Strategic Transactions and Corporate Development

Email: [***]

If to the DOE:

U.S. Department of Energy

Loan Programs Office

1000 Independence Avenue, SW

Washington, DC 20585

Attention: Director, Portfolio Management

Email: [***]

With a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, New York, 10022

Attention: Paul Epstein, Partner

Email: [***]

Section 3.03 Entire Agreement; Supersedure. This Agreement, together with the other agreements entered into in connection herewith and therewith, constitute the entire agreement of the Parties relating to the matters contained herein and supersede all prior contracts or agreements with respect to such matters, whether oral or written. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties hereto and their respective successors, permitted assigns, heirs, executors and legal representatives any rights or remedies under or by reason of this Agreement.

Section 3.04 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Parties will not constitute a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person. Failure on the part of a Person to complain of any act of any Person or to determine any Person to be in default, irrespective of how long such failure continues, will not constitute a waiver by that Person of its rights with respect to that default until the applicable limitations period has expired.

Section 3.05 Amendment. In no event shall this Agreement be amended, supplemented or otherwise modified, by merger, consolidation or otherwise, without the prior written consent of each of the Parties.

Section 3.06 Survivability of Terms. The terms and provisions of the obligations or agreements of the Parties under Section 2.03 and Article III herein shall survive any termination of this Agreement and will be construed as agreements independent of any other provisions of this Agreement.

Section 3.07 Binding Effect. Subject to the restrictions on assignment set forth in this Agreement, this Agreement will be binding on and inure to the benefit of the Parties and their respective successors, and permitted assigns, heirs, executors and legal representatives.

Section 3.08 Governing Law; Severability. This Agreement and all rights and remedies in connection herewith, shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflict-of-laws rule or principle (whether under the laws of New York or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, and such provision will be enforced to the greatest extent permitted by law.

Section 3.09 Consent to Jurisdiction; Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK AND IN THE FEDERAL COURTS IN THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, OVER ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AGREES THAT ALL SUCH CLAIMS IN RESPECT OF SUCH DISPUTE SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS AGREEMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY DISPUTE (AS DEFINED BELOW) OR OTHER PROCEEDING RELATED THERETO BROUGHT IN CONNECTION WITH THIS AGREEMENT.

Section 3.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions of this Agreement.

Section 3.11 Further Assurances. In connection with this Agreement and the transactions contemplated thereby, each Party will execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

Section 3.12 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts will be construed together and constitute the same instrument.

Section 3.13 Assignment. No party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties; provided that, for clarity, this limitation shall not apply to the transfers of the Additional LAC Parent Warrant described in Section 2.01(d).

Section 3.14 Electronic Transmissions. Each of the Parties hereto agrees that (a) any consent or signed document transmitted by electronic transmission shall be treated in all manner and respects as an original written document, (b) any such consent or document shall be considered to have the same binding and legal effect as an original document and (c) at the request of any party hereto, any such consent or document shall be re-delivered or re-executed, as appropriate, by the relevant party or parties in its original form. Each of the parties further agrees that they will not raise the transmission of a consent or document by electronic transmission as a defense in any proceeding or action in which the validity of such consent or document is at issue and hereby forever waives such defense. For purposes of this Agreement, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

LITHIUM NEVADA VENTURES LLC

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: President

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

LITHIUM AMERICAS CORP.

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: President and CEO

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

1339480 B.C. LTD.

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: President

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

LAC US CORP.

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: President

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

GENERAL MOTORS HOLDINGS LLC

By:	/s/ Zach Kirkman
Name: Zach Kirkman
Title: Deputy CFO, Corporate Development, Treasury, and Ventures

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

U.S. DEPARTMENT OF ENERGY an agency of the Federal Government of the United States of America

By:	/s/ Rupinder Kaur
Name: Rupinder Kaur
Title: Director, Portfolio Management Division Office of Energy Dominance Financing (EDF)

SIGNATURE PAGE TO PUT, CALL AND EXCHANGE AGREEMENT